UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

Tilray, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Madison Avenue, Suite 1900 New York, New York	10065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common Stock, $0.0001 par value per share	TLRY	The Nasdaq Global Select Market LLC The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 29, 2021, Tilray, Inc. (the “Company”), convened and then adjourned, without conducting any business, its special meeting of stockholders (the “Special Meeting”). The Annual Meeting was initially adjourned until Thursday, August 19, 2021, at 11:00 a.m. Eastern Time.

On August 19, 2021, the Company reconvened and then further adjourned, without conducting any business, the adjourned Special Meeting until Friday, September 10, 2021, at 11:00 a.m. Eastern Time, at which time the Company’s stockholders will vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission on June 25, 2021. At the Special Meeting, stockholders of the Company are being asked to approve a proposal to increase the authorized number of shares of common stock (“Authorized Shares Proposal”) and a number of governance enhancements to increase stockholder rights (the “Governance Proposals”). The Special Meeting was further adjourned to allow the Company’s stockholders time to consider and vote on the Authorized Shares Proposal and the Governance Proposals.

The close of business on June 22, 2021 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Special Meeting.

On August 19, 2021, the Company issued a press release announcing the adjournment of the Special Meeting. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Tilray, Inc., dated August 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray, Inc.

Date: August 19, 2021	By:	/s/ Mitchell Gendel
Mitchell Gendel
Global General Counsel